Receivables from Supply Chain Solutions - Schedule of Movement of the Allowance for Credit losses for Receivable (Details) - Allowance for Credit Losses for Receivables [Member] - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Movement of the Allowance for Credit losses for Receivable [Line Items]
Balance as of January 1	$ 2,323,289	$ 673,300
Provisions for credit losses	774,321	1,669,212
Changes due to foreign exchange	(63,467)	(19,223)
Balance as of December 31	$ 3,034,143	$ 2,323,289